UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 21, 2023

THERAPEUTICSMD, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-00100	87-0233535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

951 Yamato Road, Suite 220

Boca Raton, FL 33431

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (561) 961-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	TXMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230-405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

The Board of Directors of TherapeuticsMD, Inc. (the “Company”) set Monday, June 19, 2023 as the date for the combined 2022 and 2023 Annual Meeting of Stockholders of the Company (the “Annual Meeting”). The Company will provide additional details regarding the time and matters to be voted on at the Annual Meeting in the proxy statement to be filed with the U.S. Securities and Exchange Commission (the “SEC”) prior to the Annual Meeting. Shareholders of record at the close of business on the record date, April 20, 2023, are entitled to vote at the Annual Meeting.

Due to the fact that the Company did not hold an annual meeting during 2022, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the deadline for the submission of proposals by stockholders for inclusion in the Company’s proxy materials relating to the Annual Meeting will be the close of business on May 1, 2023. The Company has determined May 1, 2023 to be a reasonable time before it begins to print and send the proxy materials. Any Rule 14a-8 proposal received after this date will be considered untimely.

In accordance with the Company’s bylaws, as amended (the “Bylaws”), stockholders who intend to nominate an individual for election as a director or submit a proposal regarding any other matter of business at the Annual Meeting outside of Rule 14a-8 under the Exchange Act must deliver written notice of any proposed business or nomination to the Company’s Secretary at its principal executive office, no later than 5:00 p.m. Eastern Time on May 1, 2023. In addition to satisfying the requirements under the Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 1, 2023.

Written notice for any such proposals, nominations or other business must be received by the Company at its principal executive office (TherapeuticsMD, Inc., Attention: Secretary, 951 Yamato Road, Suite 220, Boca Raton, FL 33431) by the applicable deadline and must comply with the procedures and requirements of applicable SEC rules and the Company’s Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2023	THERAPEUTICSMD, INC.

/s/ Marlan Walker
Marlan Walker
Chief Executive Officer